UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 22, 2008

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 22, 2008, Rimage Corporation (the “Company”) entered into amended and restated letter agreements with Bernard P. Aldrich, its Chief Executive Officer; Manuel M. Almeida, its Executive Vice President of Sales and Marketing; and Robert M. Wolf, its Chief Financial Officer relating to severance and change of control benefits (the “Amended Letter Agreement”). The Amended Letter Agreement was approved by the Board of Directors and is attached hereto as Exhibit 10.1. The Amended Letter Agreement makes several technical changes which are designed to make the letter agreements comply with the requirements of Section 409A of the Internal Revenue Code of 1986.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Form of Amended and Restated Severance/Change of Control Letter Agreement dated December 22, 2008 between the Company and its executive officers.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION
By:	/s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer

Date:  December 24, 2008